Exhibit 99.2

 MAY 26, 2021  INVESTOR DAY 2021

 SAFE HARBOR STATEMENT  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate acquisitions, and our management's ability to produce consistent operating improvements. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the severity and duration of the ongoing COVID-19 pandemic; global trade issues and changes in trade and export license policies, including the recent rules and interpretations promulgated by the U.S. Department of Commerce expanding export license requirements for certain products sold to certain entities in China; customers’ technology and capacity requirements; the introduction of new and innovative technologies, our ability to develop, deliver and support new products and technologies; acquisitions, investments and divestitures; changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; our ability to accurately forecast future results, market conditions, customer requirements and business needs; our ability to ensure compliance with applicable law, rules and regulations; and other risks and uncertainties described in our SEC filings, including our recent annual report on form 10-K and quarterly report on Form 10-Q.  All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.This presentation also includes certain non-GAAP financial measures. We have provided a reconciliation from the comparable GAAP financial measure to each corresponding non-GAAP financial measure included in this presentation. Any references to organic growth exclude the effects of restructuring costs, foreign currency fluctuations, acquisitions and divestitures, unless otherwise noted. Any reference to top quartile performance is relative to Curtiss-Wright’s peer group as reported in our Proxy. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.  2

# AGENDA

| | |
|---|---|
| 8:30 am | **Welcome and Opening Remarks**<br>**Jim Ryan**<br>Sr. Director, Investor Relations |
| | **Company Overview and Strategy**<br>**Lynn Bamford**<br>President & Chief Executive Officer |
| | **Operational Transformation**<br>**Kevin Rayment**<br>Chief Operating Officer |
| | **Naval & Power**<br>**Greg Hempfling**<br>SVP and GM Naval & Power Segment |
| | **Aerospace & Industrial**<br>**Kevin Rayment**<br>Chief Operating Officer |

| | |
|---|---|
| 10:00 am | **Break** |
| 10:05 am | **Defense Electronics**<br>**Chris Wiltsey**<br>SVP & GM Defense Electronics Segment |
| | **Financial Strategy**<br>**Chris Farkas**<br>Chief Financial Officer |
| | **Closing Remarks**<br>**Lynn Bamford**<br>President & Chief Executive Officer |
| 10:50 am | **Q&A Session** |

CURTISS-WRIGHT
Investor Day 2021 3

 CURTISS-WRIGHT TODAY  4

 Company Overview and Strategy  5  Lynn Bamford President & Chief Executive Officer

 Simplify the business model for improved transparency, communication, and portfolio synergies to further unlock stakeholder value  Advance the One Curtiss-Wright Vision through the uniform deployment of the new Operational Growth Platform (OGP)  Deepen and expand customer relationships through world-class execution by supplying innovative, mission-critical technologies and driving One Curtiss-Wright to the customer  Pivot to growth, both organic and inorganic; reinvesting back into the business to fuel the innovation engine; disciplined and strategic approach to M&A while maintaining top quartile performance          KEY MESSAGES | COMPANY OVERVIEW AND STRATEGY  6  1  2  3  4

   CURTISS-WRIGHT SNAPSHOT  7  BROAD GLOBAL FOOTPRINT SERVING DIVERSE END MARKETS  Defense  Power & Process  General Industrial  CommercialAerospace  North America  Europe  Asia  $2.5B  $5.2B  90  40  8.2K  1.8K  2021ESales  Market Cap1  Countries Served  Major Sites (>50 employees)  Employees  Engineers  2021E Sales by End Market  2021E Sales by Geography                                      HQ: Davidson, NC    Major Sites  66% A&D34% Commercial        1. Market Cap as of 5/25/21

# BUILDING ON A STRONG FOUNDATION

## KEY OBSERVATIONS AS NEW CEO

- **Well-established culture** of top quartile financial performance
- **Portfolio of industry-leading technologies**; #1 or #2 revenue share across the majority of our critical niche markets
- **Strategic R&D funding** to drive innovation in our markets
- **Proven leadership team**, new roles and exciting ideas
- **Dedicated and long-serving work force** committed to serving our customers
- **Enterprise-wide enthusiasm** to continue the One Curtiss-Wright journey

## WHAT IS CHANGING?

- **Pivot to growth**
- **Greater leadership oversight** of R&D, innovation and top growth opportunities
- **Innovation and operational growth** platforms integrated deep into the culture
- Sharing of business intelligence and best practices to **enhance value creation**
- **Proactively filling M&A pipeline** with deals meeting both strategic and financial filters

**STRONG FOUNDATION WITH CLEAR OPPORTUNITIES TO ENHANCE SHAREHOLDER VALUE**

CURTISS-WRIGHT
Investor Day 2021 8

 REINTRODUCING OUR NEW SEGMENT STRUCTURE  9  DRIVING SIMPLICITY, TRANSPARENCY AND ENHANCED COMMUNICATIONS   ~$753M  ~$754M  ~$970M  Note: Midpoint of guidance range for 2021E Sales    AEROSPACE & INDUSTRIAL    DEFENSE ELECTRONICS     NAVAL & POWER  ■ Aerospace Defense ■ General Industrial ■ Commercial Aerospace ■Ground Defense ■ Naval Defense ■ Power & Process  2021E Sales

# TODAY'S PRESENTERS | EXPERIENCED LEADERSHIP TEAM FOCUSED ON EXECUTION



**Lynn M. Bamford**
President & CEO
2004



**Kevin Rayment**
Chief Operating Officer
2004



**K. Christopher Farkas**
Chief Financial Officer
2009



**Greg Hempfling**
SVP / GM
Naval & Power
2004



**Chris Wiltsey**
SVP / GM
Defense Electronics
2004

New to the position in last two years

**ROBUST SUCCESSION PLANNING PROCESS; TEAM HAS 80 YEARS EXPERIENCE AT CURTISS-WRIGHT**

Note: Year joined CW team

CURTISS-WRIGHT
Investor Day 2021 10

     OUR ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) JOURNEY  11  LONG TRACK RECORD OF STRONG GOVERNANCE AND SAFETY METRICS; MSCI ESG RATING OF “A”                      Created cross-functional ESG council  Establish long-term milestones / goals  Launched Sustainability website  Giving back to community  Launched company-wide EHS Management System; compiling energy / waste data across global operations  Best-in-class safety metrics      Board / executive oversight with strong Governance

# EXPERIENCED AND DIVERSIFIED BOARD OF DIRECTORS



**David Adams**
Executive Chairman
Former CEO
Curtiss-Wright



**Lynn Bamford**
President and CEO
Curtiss-Wright



**Dean Flatt**
Former President
and COO
Honeywell Defense
and Space



**S. Marce Fuller**
Former President
and CEO
Mirant Corporation



**Bruce Hoechner**
President and CEO,
Rogers Corporation



**Glenda Minor**
CEO and Principal
Silket Advisory Services



**Anthony Moraco**
Former CEO
SAIC



**Admiral John Nathman**
Admiral,
U.S. Navy (Ret.)



**Robert Rivet**
Former EVP, Chief
Operations &
Administrative Officer
AMD



**Peter Wallace**
Former CEO
Gardner Denver

## Board Expertise Matrix


Senior Leadership Experience
100%
Industry Experience
80%
Operations
80%
Public Company Board Experience
70%
M&A
60%
Int'l Experience
40%
Finance
40%
Gender/Ethnic Diversity
30%

## Board Attributes

| | |
|---|---|
| Average Age | ~65 Years |
| Average Tenure | ~7 Years |
| Independent Directors | 80% |

CURTISS-WRIGHT
Investor Day 2021 12

 CORE CAPABILITIES AND SUSTAINABLE COMPETITIVE ADVANTAGES  13  MARKET LEADER WITH #1 OR #2 REVENUE SHARE ACROSS THE MAJORITY OF OUR CRITICAL NICHE MARKETS        Strong technical expertise; managing and designing to meet customer needs and reduce risk        Decades of knowledge transfer since inception in most of our major markets        Global engineering, sales, support and manufacturing footprint        Long-standing, deep customer relationships; unique, innovative solutions        Engaged culture with proven operational excellence        Highly engineered, mission critical, niche products with high IP to enhance safety, reliability and performance

   PROACTIVELY TARGETING HIGHEST GROWTH VECTORS IN OUR END MARKETS  14  WELL-POSITIONED FOR EXPECTED REBOUND IN GLOBAL INDUSTRIAL ECONOMIC ACTIVITY  Emerging threats from U.S. adversaries support need for strong global shipbuilding base; “Return to Major Power Competition” is real  Future of high-tech warfare driving increased demand for more sophisticated technologies  Drive to carbon-free energy promotes need for nuclear innovation and safety, and advanced products to enhance nuclear plant efficiency and reliability  Move to electrification and electronification across a broad range of air, land and sea platforms

# WHY CURTISS-WRIGHT REMAINS WELL-POSITIONED IN DEFENSE

- **Demonstrated successful track record; grown at or above base DoD Budget over past 20 Years / last 3 Presidential terms** (Republican or Democrat)
- **Solid stable positions with long-term visibility across key platforms** such as Ford-class aircraft carrier, Columbia-class & Virginia-class submarines & F-35 which have strong bipartisan support
- **Remaining business well-insulated** across diverse platform portfolio (Defense Electronics presence on **325 platforms, >3,000 programs** over the past 10 years)
- Numerous **single source positions (>50%)** and **strong IP content throughout portfolio**
- **Uniquely aligned with high growth DoD priorities and emerging technological trends** (security, cyber, hypersonics, net-centric connected battlefield, soldier survivability, Modular Open Systems Approach (MOSA))
- **Defense budgets demonstrate consistent growth over time**



**CONTINUING TO OUTPACE THE MARKET**

CURTISS-WRIGHT
Investor Day 2021 15

   CLEAR STRATEGY FOR LONG-TERM PROFITABLE GROWTH  16   Drive Growth Through Operational ExcellenceMaintain Top Quartile Performance  Accelerate Organic Growth Through Innovation and Collaboration  Maintain Disciplined Capital Allocation Utilize M&A as a Strategic Accelerator

   ACCELERATE ORGANIC GROWTH THROUGH INNOVATION AND COLLABORATION  17                                Building on Established Positions in Critical Technologies  Driving Visibility of Ideas Across the Organization through Our Innovation Operating System  Maximizing Use of R&D and IP Collaboration; Continuing to Ensure Technology Leadership  Expanding Technologies into New and Adjacent Markets   Collaborating to Leverage Customer Relationships across the Organization   Realigning Incentives to Enhance Growth Focus

# NEW OPERATIONAL GROWTH PLATFORM (OGP) ACCELERATES PIVOT TO GROWTH



Continuous Assessment
Customer Satisfaction
Collaboration
Stakeholder Value
Innovation
Strategy
M&A
Commercial Excellence
Talent
Top Quartile
Organizational Optimization
LEAN
CURTISS-WRIGHT

## Talent Attraction, Development and Retention

- Strong Succession Planning Processes
- Deep Knowledge Transfer
- Continued Emphasis on Diversity & Inclusion
- New Business Leader and Future GM programs
- New Engineering Leadership Development program
- Curtiss-Wright Technical Fellows program
- Engineering Centers of Excellence
- Functional Training Curriculums to Increase Knowledge and Retention

**BUILDING ON A STRONG FOUNDATION OF OPERATIONAL EXCELLENCE**

CURTISS-WRIGHT
Investor Day 2021 18

 PRIORITIZING CAPITAL TOWARDS M&A AS A STRATEGIC ACCELERATOR  19  STRONG FREE CASH FLOW SUPPORTS DISCIPLINED CAPITAL ALLOCATION STRATEGY  Strategic Filters  M&A Priorities  Embedded Computing Capabilities and Adjacent Technologies (Hardware and Software)  Major Naval Safety and Propulsion Systems  Drive to Electrification and Electronification (Air, Land and Sea)  Technologies Supporting Drive for Carbon-Free Energy  Geographic and Customer Expansion        Unique, High-Value IP   Market, Customer, Product Alignment  Operations and Supply Chain Alignment  High Barriers to Entry  Clear Synergies, Leverages CW’s Operational Excellence  Aligns to Financial Targets

# STRONG TRACK RECORD OF SUCCESSFUL M&A

STRATEGIC FILTERS

| | TELETRONICS TECHNOLOGY CORPORATION | DRG Business (SAS and Fleet) | TCG Tactical Communications Group, LLC | 901D | DYNA FLO | PacStar |
|---|---|---|---|---|---|---|
| Acquisition Close | January 2017 | April 2018 | March 2019 | December 2019 | March 2020 | November 2020 |
| Annual Sales Added[1] | $65M | $95M | $15M | $48M | $25M | $120M |
| Unique, High-Value IP | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Market, Customer, Product Alignment | ✓ | ✓ | ✓ | ● | ✓ | ✓ |
| Operations and Supply Chain Alignment | ✓ | ● | ✓ | ✓ | ✓ | ✓ |
| Clear Synergies, Leverages CW's Op. Excellence | ✓ | ✓ | ● | ✓ | ✓ | ✓ |
| High Barriers to Entry | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Tracking to Financial Targets | ✓ | ✓ | ✓ | ✓ | ● | ✓ |
| Acquisition Impact / Market Capabilities | • Increased breadth of product portfolio (flight test instrumentation)<br>• Geographic expansion<br>• Ability to cross-sell | • Increased footprint (expanded nuclear naval shipset content)<br>• Aftermarket fleet services<br>• Ability to cross-sell | • Increased breadth of product portfolio<br>• Expanded COTS capabilities (tactical data link software) | • Increased breadth of naval product portfolio (ruggedized shipboard enclosure solutions)<br>• Increased footprint<br>• Ability to cross-sell (non-nuclear vessels) | • Increased breadth of industrial valve portfolio<br>• Enhanced our leadership position<br>• Ability to cross-sell (nuclear market) | • Increased breadth of embedded computing portfolio; proprietary software<br>• Ability to cross-sell: CW (intra-platform) + PacStar (inter-platform) |

1. As disclosed at time of acquisition ✓ = Met Expectations ● = Continued Opportunity

CURTISS-WRIGHT Investor Day 2021 20

# CONTINUING TO PROGRESS ON OUR 2021 GOALS

## STRONG Q1 RESULTS...

- **Adjusted Net Sales increased 2% YOY**
  - Aerospace & Defense markets up 8%
- **Adjusted Operating Income rose 15%; Adjusted Operating Margin up 160bps to 15.0%**
  - Driven by strong defense market sales and benefits of cost containment and restructuring savings; continued strategic R&D investments
- **Adjusted Diluted EPS of $1.51, up 18%**
  - Driven by double-digit increase in operating income and benefit of share repurchase
- **Reported FCF of ($35M), up 83%; Adjusted FCF up 34%**
- **New orders of $571M, up 3%, led by a strong 1.2x book to bill in our commercial markets**

## ...DROVE CONFIDENCE TO INCREASE FY'21 GUIDANCE

- **Raised full-year guidance for Sales, Operating Income, Operating Margin and EPS**
  - Expect sales growth of 7 - 9%, with solid growth in both A&D and commercial end markets
  - Solid operating income growth of 9 - 11% outpacing sales growth, and driving continued margin expansion of 30 - 40 bps to 16.6 - 16.7%
  - Adjusted diluted EPS increased by $0.10 to new range of $7.10 - $7.30, up 8 - 11%
- **Maintained FCF guidance range of $330 - $360M; Adjusted FCF conversion >110%**
- **Remain on track to achieve 17% Operating Margin in 2022**

CURTISS-WRIGHT
Investor Day 2021 21

   INTRODUCING NEW 3-YEAR FINANCIAL TARGETS (2021-2023)  22  5-10%Total Revenue CAGR(3-5% Organic)  Operating Income Growth > Revenue Growth  Top QuartileMargin Performance1  ≥ 10%Adj. EPS CAGR  > 110%Free Cash FlowConversion                       1. Any reference to top quartile performance is relative to Curtiss-Wright’s peer group as reported in our 2021 Proxy

 Operational Transformation  23  Kevin RaymentChief Operating Officer

 Driving continuous assessment across all elements of the new Operational Growth Platform  Fostering a more focused, market-facing organization through commercial excellence  Fueling the growth engine through a concerted focus on innovation, strategy and M&A  Introducing new Operational Growth Platform; built upon strong track record of operational excellence          KEY MESSAGES | OPERATIONAL TRANSFORMATION  24  1  2  3  4

# PROGRESS ON OUR OPERATIONAL TRANSFORMATION

## 2013-2018

- Clarity of purpose – operating margin
- Accountability
- Operational excellence
- Supply chain initiatives
- Portfolio rationalization
- Consolidation
- Shared services
- Low-cost economy deployment
- Segment focus
- Strategic growth initiatives
- Lean tool kits, Kaizen and 6S

## 2019-2020

- Recession playbook
- Strategic capital investments
- Introduced framework for growth
- Launched innovation operating system
- Strengthened IP ownership
- Retooled workflows in response to COVID-19
- Continuous optimization of manufacturing and supply chain network

## 2021-Future

- New Operational Growth Platform
- Codify innovation operating system
- Corporate level innovation funding
- Greater oversight of R&D investments
- Investment in automation and digitization
- Continuous assessment – site awards
- Adding Growth KPIs

CURTISS-WRIGHT
Investor Day 2021 25

# INTRODUCING OUR OPERATIONAL GROWTH PLATFORM (OGP)



Continuous Assessment
Collaboration
Stakeholder Value
Customer Satisfaction
Innovation
Strategy
M&A
Commercial Excellence
Talent
Top Quartile
Organizational Optimization
LEAN
CURTISS-WRIGHT

### Innovation

- Core to our culture
- Innovation council
- Software-based tool
- Staff incentivized
- Corporate funding

### Strategy

- Structured strategic planning
- Executive oversight
- Fueled by R&D funding

### M&A

- Maintaining disciplined approach
- Proven track record of due diligence and integration
- Expanding our technologies

### Commercial Excellence

- Leverage One CW
- Customer satisfaction & retention
- Pricing strategy
- Commercial training

**BUILDING UPON STRONG OPERATIONAL EXCELLENCE FOUNDATION**

CURTISS-WRIGHT Investor Day 2021 26

# INNOVATION OPERATING SYSTEM

**Innovation Council**
- Enterprise-wide multi-disciplined teams
- Recognition, engagement, training, communication and process

**Software Based Tool**
- Available to 8,200 staff
- Campaigns and individual ideas
- Includes all aspects of CW business, not just technology

**Staff Are Incentivized**
- Personal objectives
- Rewards system
- KPIs – Reviewed at CEO/COO level

**Funding Available To Support Ideas**
- Corporate funding for breakthrough ideas
- Gate process - speed to market



Ideation
Research
Stage Gate 1 Concept Acceptance
Implementation Planning
Stage Gate 2 Value Proposition Acceptance
Business Case Development
Stage Gate 3 Implementation Plan Acceptance
Innovation Development
Stage Gate 4 Business Case Acceptance
Launch
Stage Gate 5 Launch Acceptance

CURTISS-WRIGHT
Investor Day 2021 27

# STRATEGY DEVELOPMENT AND IMPLEMENTATION

### Structured Strategic Planning
- Annual activity – continuous assessment
- Well-established process and deliverables
- Company-wide views on future growth opportunities

### Executive Oversight
- Execution and deployment of strategic initiatives
- Tracking FY21 +150 initiatives
- Targets included in annual compensation plan
- Improved enterprise execution approach

### Fueled by R&D Funding
- Drive R&D to deliver on highest growth areas
- Allocation to core, adjacent and breakthrough technologies
- Established KPIs for new product development



Strategic Plan

CURTISS-WRIGHT Investor Day 2021 28

   APPROACH TO M&A / DUE DILIGENCE / INTEGRATION  29          What We Do Well  Why We Will Continue To Be Successful  Cultivate relationships with sellers  The team has deep relationships from decades in our end markets  Find adjacent businesses   Open to acquiring adjacent businesses – e.g., two recent software companies   Due diligence process  Constantly refining internal processes with industry best practices to efficiently meet timetables  Successfully complete proprietary transactions  Four of the last six deals have been proprietary (non-auction); evidence of ability to develop relationships  Integration   Experienced team with a great deal of knowledge and “tool kits” to ensure successful integration

# COMMERCIAL EXCELLENCE

**Presenting One CW to Our Customers**
- Easier "to do business with" website
- Ensures customers understand the breadth of CW offering
- System capabilities – multiple divisions
- Business development alignment

**Customer Satisfaction & Retention**
- Voice of the customer
- Operational metrics

**Continuously evolving pricing strategy**
- Analysis and review
- Multiple approaches – best fit to strategy

**Commercial training**
- Contract negotiation – terms and conditions
- Further digitization of sales tools



Pricing Strategies
Cost-Plus Pricing
Premium Pricing
Price Leadership
Value-Based Pricing
Market Penetration Pricing
Contribution Margin Pricing

CURTISS-WRIGHT
Investor Day 2021 30

# CONTINUOUS ASSESSMENT MINDSET WITH CLEAR TARGETS IN PLACE



Continuous Assessment
Innovation
LEAN
Strategy
Organizational Optimization
CURTISS-WRIGHT
M&A
Top Quartile
Talent
Commercial Excellence
Customer Satisfaction
Collaboration
Stakeholder Value

## Continuous Assessment Linked to Each Aspect of Our OGP

- Managed by Operational Excellence team – cross functional/business
- Assessment accounts for diversity of markets and technologies
- Independent assessment team
- Executive oversight and approvals of awards
- Assessment categories
  - Gold, Silver, Bronze, Operational and Concern
  - Provide roadmap for improvement

## Planned Implementation

- Pilot assessments by Q2’21
- Targeting baseline of 30 sites by Q4’21
- Initial awards by Q1’22

CURTISS-WRIGHT
Investor Day 2021 31

   NEW GROWTH KPIs   32  INNOVATION PIPELINE (FY’21)  DESIGN WINS  LTV  400New Ideas  446Program Wins   $2.5BValue of Wins  KPIs TO DRIVE TOP QUARTILE PERFORMANCE  Case Study: Leveraging Innovation across One CW  Advanced Nuclear Pumping Technology – Taking It Subsea   Innovation   Design Wins   >$350M  Lifetime Value   TARGETED DESIGN WINS (FY’21)  LIFETIME VALUE (LTV)

 KEY TAKEAWAYS   33  Introducing new Operational Growth Platform (OGP); built upon strong track record of operational excellence    1  Fueling the growth engine through a concerted focus on innovation, strategy and M&A    2  Fostering a more focused, market facing organization through commercial excellence    3  Driving continuous assessment across all elements of the new Operational Growth Platform    4

 Naval & Power – Segment Overview  34  Greg HempflingSenior Vice President & General Manager, Naval & Power Segment

 Uniquely positioned to benefit from new reactor development both Commercially and from the DoD/DOE  U.S. adversaries are a pacing threat; strongly supports DoD shipbuilding activity   Leveraging core technologies and capabilities into Power and Process Markets   Leading provider of highly-engineered, critical solutions for the most challenging customer needs across Nuclear Defense and Commercial Nuclear Power since their inception          KEY MESSAGES | NAVAL & POWER  35  1  2  3  4

# NAVAL & POWER SNAPSHOT

## 2021E Sales


Power &
Process
44%
~$970M
56%
Naval
Defense

### Key Market Drivers

- DoD Budget / Naval Shipbuilding
- Increasing Naval Operational Tempo Driving Aftermarket Service Needs Worldwide
- Global Tensions Driving Naval Expansion & Modernization Throughout Allied & Friendly Countries Providing International Growth Opportunities
- Plant Life Extensions in Nuclear Operating Reactors worldwide
- New Nuclear Plant Construction including SMRs and Advanced Reactors
- CapEx Spending in Process Markets

## Product Portfolio

### Power & Propulsion



- Shipboard Generators
- Steam Turbines
- Secondary Propulsion Systems

### Pumps & Valves



- Main Coolant Pumps
- Naval Propulsion Plant Pumps
- Subsea Pumping Systems

### Aircraft / Undersea Sensor Handling



- Helicopter Securing & Traversing Systems
- Horizon Reference Systems & Pilot Cues
- Towed Array and Variable Depth Sonar Handling Systems
- Towed Bodies & Sonar Domes

### Critical Nuclear Reactor Equipment



- Reactor Coolant Pumps
- Valves & Actuators
- Plant Process Computers
- Condition Monitoring
- I&C Systems
- HVAC Equipment
- Electrical Components
- Spent Fuel Absorbers
- Control Rod Drive Mechanisms (CRDM)

CURTISS-WRIGHT
Investor Day 2021 36

 CORE CAPABILITIES AND SUSTAINABLE COMPETITIVE ADVANTAGES  37                Single-Source / Unique Provider to the U.S. Navy         Integrated Design, Analysis, Manufacture & Test Capabilities         Robust Quality Systems Recognized by Industry         Broad & Diversified Portfolio to Support Critical Safety Requirements        Unique Acoustic, Pressure and Flow Design & Test Capabilities         Critical Supplier to the World’s Safest Nuclear Reactor                Integrated into the Industry Regulatory and Oversight Bodies    Established, Highly Reliable Technologies Enable Breakthrough into New Markets

# WELL-POSITIONED TO CAPTURE COMPELLING INDUSTRY TRENDS

- Continuing build-out and overhaul of U.S. aircraft carrier fleet
- Our Nation's top-priority in naval defense – Columbia-class submarine
- Positioned for growth on other U.S. and allied navy programs
- Increasing global focus to reduce carbon emissions driving renewed interest in nuclear power
- Gen III+ new build commercial power generation market will drive growth in the medium to long-term
- Supporting the global growth in Gen IV projects (Small Modular Reactors and Advanced Reactors)
- Leveraging existing CW technologies to support the pursuit of subsea oil and gas reserves



**MAINTAINING KEY CORE POSITIONS; LEVERAGING TECHNOLOGIES TO EXPAND INTO ADJACENT MARKETS**

CURTISS-WRIGHT
Investor Day 2021 38

 CLEAR STRATEGY FOR LONG-TERM PROFITABLE GROWTH  39     Drive Growth Through Operational Excellence Maintain Top Quartile Performance  Accelerate Organic Growth Through Innovation and Collaboration  Deliver Value Through M&ADriving Confidence in Pivot to Growth Strategy

 STRONG AND EXPANDING NUCLEAR NAVAL PRESENCE  40  Columbia-class Submarine  Virginia-class Submarine  Ford-class Aircraft Carrier  TRACK RECORD OF CONSISTENTLY GROWING OUR SHIPSET CONTENT ACROSS CLASSES  Current Shipset Content  $400M  $115M  $75M  Increased Shipset Content since 2016  33%  28%  25%  Run-Rate Production  CVN 80 & 81 Block Buy  1 per year FY26-FY35  2+ per year  Revenue Recognition Timeline  7-years  3-years  2-years  30-Year Unit Build Total Projection  8 (Includes CVN 80 & 81)  12 (Includes FY21 Lead Ship)  60 (Includes Follow-On)

# ACCELERATE ORGANIC GROWTH THROUGH INNOVATION AND COLLABORATION

| New Product Development | | Value to Customer | Content per Plant |
|---|---|---|---|
| **Small Modular Reactors (SMRs) and Advanced Reactors (AR)**<br>Emergency Core Cooling, Containment Isolation, Reactivity Control & Shutdown, Reactor Protection Systems |  | • Provide existing and First of a Kind technology enabling development of new Small LWR and Gen IV reactors | **~$20-80M** |
| **Microreactors**<br>Generation IV High-Temp, Gas-Cooled Microreactor, CRDM and Control Rod |  | • Provide existing and First of a Kind technology enabling development of new micro and mobile reactors (1 to 20 Mwe) | **~$10-20M** |
| **Cryogenic Safety Relief Valves**<br>Expanded Direct Spring and Pilot Operated product offering |  | • Greater range of design options, better operating efficiencies and safety | **~$5M per LNG[1] terminal (per 2 "trains")**<br>**~$0.5M per ASU[2]** |

## Product and Technology Synergies Highlighting Collaboration and Cross-Market Application



ARDP



**Collaborate Across Business Units to Offer Complete CW Packages to Market**

**Cross Segment Manufacturing Synergies**





**Emergency Core Cooling System Design Team Partner**

**Leverage Existing Advanced Technologies to Penetrate New Markets**

**LEVERAGE TECHNOLOGIES TO ADAPT WITHIN CURRENT MARKETS**

1. Liquefied Natural Gas 2. Air Separation Unit

CURTISS-WRIGHT
Investor Day 2021 41

# DRIVING GROWTH THROUGH OPERATIONAL EXCELLENCE | KEY EXAMPLES


Continuous Assessment
Collaboration
Stakeholder Value
Customer Satisfaction
LEAN
Innovation
Strategy
M&A
Commercial Excellence
Talent
Top Quartile
Organizational Optimization
CURTISS-WRIGHT

### Enhancing Operational Excellence

- Product and customer synergies across both Power and Process Markets
- Share wealth of knowledge & innovation across BUs and segments
- DRG Business (SAS and Fleet) – jointly expanding naval product offering into aftermarket
- Reduce Cycle Time and Waste – digital transformation of weld record during the last two years with zero validation failures

### State-of-the-Art Facilities and Footprint Rationalization for the Future

- Augment with new and improved capabilities; reduce cycle times/costs
- Digital transformation on plant floor
- New naval pump facility in PA
- Transitioned DRG naval business into new SC facility
- Consolidation of 5 nuclear aftermarket facilities into 2

### Service Centers

- MRO revenues – Expanding top line growth by introducing CW products and IP to Fleet Service Centers

CURTISS-WRIGHT Investor Day 2021 42

# DELIVERING VALUE THROUGH M&A

## DRG Business (SAS and Fleet)

### Added Capabilities

- Increased turbo-machinery content on most important platforms – Carriers & Subs
- Provided Naval aftermarket field service capability not previously present within CW

### Integration Update

- New manufacturing facility designed, erected, outfitted and commissioned
- Customer qualifications completed supporting product manufacturing
- Dual carrier (CVN 80 & 81) contract awarded
- Fleet Solutions fully representing CW naval market businesses to port engineers and repair maintenance shipyards
- Capitalizing on CW's existing OEM product portfolio to expand support opportunities



## DYNA FLO

### Added Capabilities

- Critical, severe service valves - right in our strike zone
- "Can-do", customer application intimate, service excellence (differentiators)
- Provides the majority of control valve applications with designs ranging from compact low profile to heavy duty severe service
- High-use, high-wear, fast replacement cycle

### Integration Update

- Post acquisition integration on track
  - Sales, HSE, Supply Chain, Finance and HR
  - Planned certifications / qualifications (e.g., ISO, PED)
- Products sold as a package with CW pressure relief valves
- Opens new customer base leveraging our commercial nuclear footprint



**EXPANDS CUSTOMER INTIMACY, SUPPORT AND PRODUCT IP PORTFOLIO ON KEY U.S. NAVY PLATFORMS**

CURTISS-WRIGHT Investor Day 2021 43

 SAS FACILITY: NAVAL DEFENSE PROPULSION  44

 KEY TAKEAWAYS   45  Leading provider of highly-engineered, critical solutions for the most challenging customer needs across Nuclear Defense and Commercial Nuclear Power since their inception    1  Leveraging core technologies and capabilities into Power and Process Markets     2  U.S. adversaries are a pacing threat; strongly supports DoD shipbuilding activity     3  Uniquely positioned to benefit from new reactor development both Commercially and from the DoD/DOE    4

 Aerospace & Industrial – Segment Overview  46  Kevin Rayment Chief Operating Officer

 Driving strategic investments with proven ability to manage through Aerospace and Industrial cycles  Providing market-specific, highly engineered solutions and services promoting efficiency, safety, reduced emissions and longevity  Leading in electronification (HMI1) and electrification (high power electronics) across air, land and sea platforms  Supplying critical industrial and commercial aerospace technologies that span into defense markets          KEY MESSAGES | AEROSPACE & INDUSTRIAL  47  1  2  3  4  1. Human Machine Interface

# AEROSPACE & INDUSTRIAL SNAPSHOT

## 2021E Sales


Aerospace Defense
21%
General Industrial
~$753M
51%
Commercial Aero
28%

### Key Market Drivers

- Global Medium & Heavy-Duty Truck and Bus Production Rates
- Global Construction, Agriculture & Material Handling Equipment Production Rates
- Global GDP & Industrial Production Rates
- Commercial Aerospace OEM Production Rates
- DoD Budget (Aircraft)

## Product Portfolio

### High Performance Electro-mechanical Actuation, Position Sensors and Solenoids



- Linear Actuators
- Rotary Actuators
- Linear and Rotary Position Sensors
- Solenoids & Valves – Air Fuel and Fluids

### On Highway – Vehicle Power Electronics and Control Systems



- Traction Inverters (Electric and Hybrid)
- Charge Switching Units
- Electronic Throttles
- Electronic Shifters

### Off Highway – Vehicle Electronic Control Systems



- Position Sensors
- Joysticks and Arm Rest controllers
- Electronic Throttles
- Electronic Shifters
- Hand Controls
- Control Systems

### Peening, Engineered Coatings and Analytical Services



- Laser Peening
- Shot Peening
- Thermal Spray Coatings
- Parylene Coatings
- Analytical Services

CURTISS-WRIGHT
Investor Day 2021
48

 CORE CAPABILITIES AND SUSTAINABLE COMPETITIVE ADVANTAGES  49                World-Class Range of Power Electronics; Multiple Vehicle Types Across Diverse Markets        High-Power and Precision Electro-Mechanical Actuation         Reliable High-Temperature Precision Sensors and Solenoids        Technology with Broad Applicability Across Commercial and Defense Markets        Broad Product Portfolio; Presence on Every Major Commercial Aircraft Program         Proprietary Surface Technologies & Solutions with Extensive Global Network                Historic Relationships and Longevity of Supply for both Aerospace and Industrial Platforms    Proven, Robust Innovation Experience

 WELL-POSITIONED TO CAPTURE COMPELLING INDUSTRY TRENDS   50  Products and technology to take advantage of electronification of vehicle platformsQualified products to take advantage of emerging powertrain electrification in medium and heavy-duty vehiclesElectrification of aircraft in terms of power, actuation and internal control systemsDemand for engine efficiency drives requirements for coatings, sensors and solenoids (increased temperature and improved accuracy)Rebound and growth in industrial automation, robotics and commercial aerospace“Smart” control, sensing and connectivity – driving common technology opportunities across product range

   CLEAR STRATEGY FOR LONG-TERM PROFITABLE GROWTH  51   Drive Growth Through Operational Excellence Maintain Top Quartile Performance  Accelerate Organic Growth Through Innovation and Collaboration  Deliver Value Through M&ADriving Confidence in Pivot to Growth Strategy

# ACCELERATE ORGANIC GROWTH THROUGH INNOVATION AND COLLABORATION

| New Product Development | | Value to Customer | Lifetime Value (LTV) |
|---|---|---|---|
| HMI Electronification |  | • Improved performance safety and efficiency | $300M+ |
| High Temp Position Sensors & Solenoids<br>Solid State Position Sensors |  | • High temperature performance, improved reliability, lower size and weight | $300M+ |
| Next-generation actuator and electronic controls |  | • Digital control<br>• Superior reliability | $250M+ |
| WTI – World Traction Inverter |  | • Scalable to vehicle requirements<br>• Adaptive tuning, system optimization | $200M+ |

## Product and Technology Synergies Highlighting Collaboration and Cross-Market Application



Aircraft Solenoid Technology Sold to Nuclear Power Customers



Industrial Proximity Sensing Technology Designed for Aerospace Applications



Industrial and Defense Collaboration on Military Ground Vehicle Electrification



Cross Segment Expertise in Actuation Control and Avionics

**TECHNOLOGY TO MEET THE DRIVE TO ELECTRONIFICATION AND ELECTRIFICATION**

CURTISS-WRIGHT Investor Day 2021 52

# DRIVING GROWTH THROUGH OPERATIONAL EXCELLENCE | KEY EXAMPLES


Continuous Assessment
Collaboration
Stakeholder Value
Customer Satisfaction
Innovation
Strategy
M&A
Commercial Excellence
Talent
Top Quartile
Organizational Optimization
LEAN
CURTISS-WRIGHT

## Commercial Excellence – Strategic Pricing

- Turn-time based pricing tiers
- Tier 1 Customer partnering for strategic wins with strong aftermarket
- Qualify products (PMA[1]) for direct sales to aftermarket

## Organizational Optimization – Positioning For Recovery

- Right-sized operations poised to benefit from improving end markets
- Reset aerospace infrastructure costs during the downturn for margin expansion during recovery
- Geographic alignment for customer support and development – fueling growth opportunities

## LEAN – Investing in Capital Equipment for Factory Modernization

- Robotics/test automation - reduced cost, increased flexibility, increased capacity
- Invested in semi-automatic assembly and test equipment for new HMI product line
- Digital transformation – adoption of the Power Business Intelligence platform
- Continuing to expand Indian engineering team capacity and capabilities
- Leveraging supply chain talent in India and China – creating competitive edge in new program wins
- Focus on Low-Cost Economies (LCEs) to drive cost savings and margin improvement

1. Parts Manufacturer Approval

CURTISS-WRIGHT
Investor Day 2021 53

 CHRISTCHURCH UK FACILITY MODERNIZATION  54

# DELIVERING VALUE THROUGH M&A

## Historical Acquisitions

- Penny & Giles – HMI (Joysticks, Controllers and Sensors)
- Williams Controls – HMI (Electronic Throttle Controls)
- PG Drives – HMI (Advanced Motor Controllers)
- Arens Controls – (Traction Inverters, Shifters & Power Electronics)

## Created Cornerstone Industrial Business

- Highly successful integrations – 2021E growth rate ~10%
- Developed and expanded low-cost manufacturing facilities
- Worldwide engineering design centers (software + hardware)
- Center for our electronification and electrification strategy

## Strategic Future Acquisitions

- Expand breadth and depth of technology portfolio
- Leverage mega trends in connectivity, IoT, sensorization, electrification and electronification of vehicles



CURTISS-WRIGHT
Investor Day 2021 55

 KEY TAKEAWAYS   56  Supplying critical industrial and commercial aerospace technologies that span into defense markets    1  Leading in electronification (HMI) and electrification (high power electronics) across air, land and sea platforms    2  Providing market-specific, highly engineered solutions and services promoting efficiency, safety, reduced emissions and longevity    3  Driving strategic investments with proven ability to manage through Aerospace and Industrial cycles    4

 Break  57

 Defense Electronics – Segment Overview  58  Chris Wiltsey Senior Vice President & General Manager, Defense Electronics Segment

 Consistently executing on our strategy to grow both organically and inorganically; ability to win in any budget environment  Continued strong R&D investment aligned with Defense technology priorities  Well-established systems solution provider across multiple markets   Long history of creating/leading industry standards; deep understanding of future DoD technology needs and poised to benefit from growth in Modular Open Systems Approaches (MOSA)          KEY MESSAGES | DEFENSE ELECTRONICS  59  1  2  3  4

# DEFENSE ELECTRONICS SNAPSHOT

## 2021E Sales


Commercial Aerospace
6%
Aerospace Defense
46%
Naval Defense
18%
~$754M
Ground Defense
30%

### Key Market Drivers

- Defense spending (Procurement and RDT&E)
- Geopolitical instability and global security threats
- Combat systems modernization
- Battlefield technology exploitation
- Naval shipbuilding plan
- Commercial Aerospace production rates

## Product Portfolio

| COTS Embedded Computing | Turnkey and Application Ready Solutions and Software | Tactical Battlefield Communications | Instrumentation and Control |
|---|---|---|---|








| COTS Embedded Computing | Turnkey and Application Ready Solutions and Software | Tactical Battlefield Communications | Instrumentation and Control |
|---|---|---|---|
| • Embedded Computing Modules & Systems<br>• Networking Modules & Systems<br>• Graphics, Video and I/O Modules<br>• Support Software | • Data Recorders & Storage<br>• Video & Display Solutions<br>• Motion Control<br>• High Performance Computing Software | • Data Links & Visualization Software<br>• Tactical Communications Equipment<br>• Network & Cyber Security Management Software | • Test Instrumentation<br>• Condition Monitoring<br>• Flight Recorders<br>• Air Data Computers<br>• Navy Nuclear Instrumentation & Control |

**TRUSTED. PROVEN. LEADER.**

CURTISS-WRIGHT
Investor Day 2021 60

# CORE CAPABILITIES AND SUSTAINABLE COMPETITIVE ADVANTAGES



Broad Customer Base and Systems Architecture Knowledge; 2,200+ Customers and 3,000+ Programs
Platform Agnostic Approach across Entire Application Spectrum
Wide and Deep Range of Products; 500+ New Product Releases Over the Past 10 Years
Long History of Innovation; Setting Industry Standards
Critical IP and Deep Engineering Expertise (600+ Hardware, Software, Systems, Security Engineers)
Ability to Acquire, Integrate and Extend Product Portfolio Solutions; Added 20+ Product Lines in Last 5 Years
High Performance Electronics for Harshest Environments
Longevity of Supply; 20+ Years Product Life Extensions

CURTISS-WRIGHT
Investor Day 2021 61

# WELL-POSITIONED TO CAPTURE COMPELLING INDUSTRY TRENDS

- **Aligning investments with top DoD growth priorities**
  - Leading industry standards and solutions for Modular Open Systems Approaches (MOSA), Cyber, Security
  - Hypersonics, Unmanned / Autonomous / Intelligent Systems
  - Emerging threats, e.g., Operating in GPS Denied Environments
- **Leading provider of Advanced Defense Electronics and Net-centric Connected Battlefield Solutions;** expect DoD to continue to invest in Battlefield Overmatch and soldier survivability; $5B+ identified opportunities over past five years
- **Strong alignment to Naval Shipbuilding plan** as well as new investments in Surface Combatants and Unmanned Systems
- Constrained DoD budget drives **extension of existing platforms** through technology insertion
- **De-risk and accelerate the acquisition process** through outsourcing more complete solutions



**PROVEN ABILITY TO DRIVE GROWTH ACROSS OUR MARKETS AND OUTPACE DOD BUDGET / GLOBAL DEFENSE SPENDING**

CURTISS-WRIGHT
Investor Day 2021 62

   CLEAR STRATEGY FOR LONG-TERM PROFITABLE GROWTH  63   Drive Growth Through Operational Excellence Maintain Top Quartile Performance  Accelerate Organic Growth Through Innovation and Collaboration  Deliver Value Through M&ADriving Confidence in Pivot to Growth Strategy

# ACCELERATE ORGANIC GROWTH THROUGH INNOVATION AND COLLABORATION

| New Product Development | | Value to Customer | Lifetime Value (LTV) |
|---|---|---|---|
| **MOSA Focused Solutions** |  | • Provides Open System solutions for platform development and upgrades | $1B+ |
| **Secure Wireless Command Post** |  | • Enables mobile devices in expeditionary and tactical environments | $350M+ |
| **Assured - Positioning Navigation and Timing (A-PNT)** |  | • Supports continued operation in a GPS denied environment | $100M+ |
| **Operationally Deployable Instrumentation** |  | • Extends instrumentation equipment beyond test applications | $100M+ |

## Product and Technology Synergies Highlighting Collaboration and Cross-Market Application



**CW Smart Platform Predictive Maintenance across Multiple Markets**



**Digital Actuation Leveraging Defense Electronics**



**Ground Defense Electrification**


NSA CSfC
FIPS 140-2
NSA Type 1

**Cyber Security Solutions across Multiple Product Lines**

**DEFENSE ELECTRONICS WORLDWIDE TOTAL AVAILABLE MARKET ~$50B ANNUALLY**

CURTISS-WRIGHT
Investor Day 2021 64

# DRIVING GROWTH THROUGH OPERATIONAL EXCELLENCE | KEY EXAMPLES



Continuous Assessment
Collaboration
Stakeholder Value
Customer Satisfaction
LEAN
Innovation
Strategy
M&A
Commercial Excellence
Talent
Top Quartile
Organizational Optimization
CURTISS-WRIGHT

### Commercial Excellence

- Commerciality of products driving more robust pricing
- Tailored pricing and contracting strategies

### Operational Prowess / Capacity to Support Further Acquisitions and Manufacturing Insourcing

- Cross-functional M&A integration team with proven integration "muscle"; Completed 4 acquisitions since 2017
- Consolidation of North American operations
- Increasing centralization of supply chain management including corporate-wide leadership for electronic components sourcing and pricing

### Sales and BD Collaboration Enhancing Operational Excellence across Business Units

- Defense and Commercial / Civil
- Foreign and domestic
- Nuclear and Non-Nuclear Navy (901D)

### Coordinated / Shared IP Development across Entire Catalog

- Managing significant R&D Budget with 70+ project proposals during last year
- Leverage / guide common investments via CTO Council; 12+ projects underway
- Driving technology differentiation and time to market

CURTISS-WRIGHT Investor Day 2021 65

# DELIVERING VALUE THROUGH M&A

## PacStar

**Added Capabilities**
- Increased breadth of embedded computing portfolio; proprietary software
- Ability to cross-sell: CW (intra-platform) + PacStar (inter-platform)

**Integration Update**
- Integration on track with management and compliance established across all functions
- Sales & Marketing integration opening cross-selling opportunities
- Product synergies identified beyond initial plan (e.g., MOSA network solutions)



Commercial SATCOM
Commercial SATCOM
Global Hawk
IQ Core
NOC
ROAM
MISSION: Convoy
Dismounted War Fighter
Groundstation
Brigade TOC/ Battalion CP
MISSION: Checkpoint
MISSION: Patrol

## 901D

**Added Capabilities**
- Increased breadth of naval product portfolio (ruggedized shipboard enclosure solutions); ability to cross-sell (non-nuclear vessels)

**Integration Update**
- Fully integrated into CW Defense Electronics segment
- Leveraging Corporate-wide Sales and Marketing resources
- Expanding access to new customers and platforms



**LEVERAGE CUSTOMER INTIMACY, COTS VALUE PROPOSITION & CUTTING-EDGE CAPABILITIES**

CURTISS-WRIGHT
Investor Day 2021 66

 PACSTAR BATTLEFIELD COMMUNICATIONS  67

 KEY TAKEAWAYS   68  Long history of creating/leading industry standards; deep understanding of future DoD technology needs and poised to benefit from growth in Modular Open Systems Approaches (MOSA)    1  Well-established systems solution provider across multiple markets     2  Continued strong R&D investment aligned with Defense technology priorities    3  Consistently executing on our strategy to grow both organically and inorganically; ability to win in any budget environment    4

 Financial Overview  69  Chris FarkasChief Financial Officer

 Maintain disciplined and strategic capital allocation with M&A as an accelerator to drive profitable growth  Continue to generate robust Free Cash Flow to fuel top and bottom-line growth  Reinvest into the business to drive innovation and deliver accelerated top-line growth with continued Top Quartile performance; maintaining stringent financial criteria   Leverage strong foundation and seize opportunities to further enhance operational and financial excellence           KEY MESSAGES | FINANCIAL OVERVIEW  1  2  3  4  70

# BUILDING ON A STRONG FOUNDATION

## KEY OBSERVATIONS AS NEW CFO

- **Three well-positioned segments**, each with clear peer comps
- **Strength in the combined portfolio**
  - Ability to capture or insulate against key industry trends
  - Defense stability and strong cash flow
  - Commercial agility
- **Shared services binds the portfolio**, yielding management control and efficiency
- **Finance and operations** are business partners
- **Proven track record** of achieving exceptional results
- **Flexible balance sheet** with ample liquidity

## WHAT IS CHANGING?

- **Higher focus on company-wide investment priorities;** maintaining stringent financial criteria to enable organic and inorganic growth
- **Opportunities for systemic improvements** across the organization to enhance growth, efficiency, and FCF generation
  - Commercial excellence
  - Enterprise performance management
- **Sustaining Top Quartile performance** while ensuring strong growth in operating income

**STRONG FOUNDATION WITH CLEAR OPPORTUNITIES TO ENHANCE SHAREHOLDER VALUE**

CURTISS-WRIGHT
Investor Day 2021 71

# STRONG TRACK RECORD OF OPERATIONAL EXECUTION

## ADJ. NET SALES ($M)


+3% CAGR
$2,109
$2,271
$2,412
$2,490
$2,393
2016
2017
2018
2019
2020

## ADJ. OPERATING MARGIN


+220 bps
14.1%
14.7%
15.8%
16.5%
16.3%
2016
2017
2018
2019
2020

## ADJ. DILUTED EPS


+13% CAGR
$4.20
$4.96
$6.37
$7.27
$6.87
2016
2017
2018
2019
2020

## ADJ. FCF ($M) & CONVERSION (%)


$376
$336
$333
$371
$394
145% Avg
2016
2017
2018
2019
2020

Note: Black bar represents businesses exited in the fourth quarter of 2020

## HIGHLIGHTS

- 220 Basis Points of Margin Expansion and Strong Free Cash Flow driven by Operational Excellence
- Recession Playbook, Organizational Agility and Swift Action Insulated CW from the Pandemic in 2020
- >10% EPS CAGR -
  7% Reduction in Avg Diluted Shares
- Record 2020 Adj FCF -
  8th year in a row of >100% FCF Conversion
- 145% Avg Free Cash Flow Conversion
  - Top Quartile of Russell 1000

CURTISS-WRIGHT
Investor Day 2021 72

# CAPITAL ALLOCATION FRAMEWORK

## Use of Cash Since 2016

| $1.1B | $0.8B | $0.5B |
|---|---|---|
| Acquisitions | Returns to Shareholders | Operational Investments |
| • 6 Deals • 5 A&D • 1 Commercial | • $620M+ buybacks • $130M+ dividends | • CapEx • Pension funding • Debt repayment |



Operational Investments
22%
$2.4B
47%
Acquisitions
31%
Returns to Shareholders

### Future Priorities

- M&A remains the top priority
- Seeking operational investments with the highest returns
- Maintain consistent return to shareholders

**STRONG FREE CASH FLOW WILL SUPPORT DISCIPLINED CAPITAL ALLOCATION STRATEGY**

CURTISS-WRIGHT
Investor Day 2021 73

# CONTINUE TO MAINTAIN STRONG, FLEXIBLE BALANCE SHEET WITH AMPLE LIQUIDITY

## CASH AND DEBT LEVELS[1]

- **Cash Balance: $147M**
- **Total Debt: $1.05B**
  - $1.05B private placement
- **Revolver: $500M** (undrawn)
  - Plus $200M accordion feature
  - Maturing in 2023
- **Borrowing Capacity of $1.6B before reaching debt covenants**
- **Adjusted Net Debt / Net Cap: 33%**
  - Manage to internal 45% net debt / cap limitation
- **Near-term maturities remain well-funded**
  - $100M in notes maturing December 2021

## LEVERAGE RATIOS[1]

- **Adjusted Debt / EBITDA: 2.5x (targeted range 2.0x - 3.0x)**
- **Adjusted Net Debt / EBITDA: 2.1x**
- **Interest Coverage: 11.9x**
- **Investment grade rated; Maintain significant financial flexibility for acquisitions and other corporate needs**

## ADJUSTED NET DEBT / EBITDA



1.0x
0.8x
1.0x
0.7x
2.1x
2016
2017
2018
2019
2020

**MAINTAIN FLEXIBLE AND CONSERVATIVE CAPITAL STRUCTURE**

[1] As of March 31, 2021

CURTISS-WRIGHT
Investor Day 2021 74

 STRATEGIC AND FOCUSED APPROACH TO M&A  75  STRONG FREE CASH FLOW SUPPORTS DISCIPLINED CAPITAL ALLOCATION STRATEGY        Financial Filters  Long-term Sustainable Organic Growth   Operating Income Growth > Revenue Growth  Supports Corporate-wide Top Quartile Financial Performance  Adjusted EPS1 Accretive in Year 1  FCF Conversion > 100% (Average)  Strategic Filters  ROIC > Cost of Capital by Year 3  Unique, High-Value IP   Market, Customer, Product Alignment  Operations and Supply Chain Alignment  High Barriers to Entry  Clear Synergies, Leverages CW’s Operational Excellence  Aligns to Financial Targets  1 Excludes first year purchase accounting costs

# NEW OPERATIONAL GROWTH PLATFORM ACCELERATES PIVOT TO GROWTH


Continuous Assessment
Customer Satisfaction
Collaboration
Stakeholder Value
LEAN
Innovation
Strategy
Organizational Optimization
CURTISS-WRIGHT
M&A
Top Quartile
Talent
Commercial Excellence

### Organizational Optimization

- Building upon Shared Services: Accounting, ITSS, HR, Procurement, Compliance

### Top Quartile

- Continued focus on value streams will drive systemic improvements:
  - Procure to Pay
  - Quote to Cash
  - Record to Report
  - Hire to Retire
- Substantial contribution to CW operating margin expansion

### Strategy

- Enterprise Performance Management System Implementation
- Enhance Tracking of Growth KPIs

### Commercial Excellence

- Contract Excellence will Drive Improvements in Working Capital and efficiency in financing

### M&A

- Open the Aperture to Fuel Acquisitions, while maintaining Investment Grade Ratings

**BUILDING ON A STRONG FOUNDATION OF OPERATIONAL EXCELLENCE**

CURTISS-WRIGHT Investor Day 2021 76

     Revenue Growth  Adj. Operating Margin   Adj. Diluted EPS  Robust FCF Generation  7-9%   16.6-16.7%  $7.10-7.30  $330-360M  2021 FINANCIAL OUTLOOK   77  REMAIN ON TRACK TO ACHIEVE 17.0% MARGIN IN 2022  Solid growth in Operating Income, up 9-11%Operating Margin Expansion of 30-40 bpsDespite increased R&D investments ($10M)  Organic growth 2-4%A&D Markets up 7-9%, including PacStarCommercial Markets up 6-8%  Remain above long-term FCF conversion target (113-120%)Targeting 9th consecutive year >100% conversionReturn to normal discretionary spending (Capital Expenditures ~2% of Sales)  Reflects 8-11% growthMinimum $50M in share repurchasesDespite increased R&D investments ($0.18)  Key Highlights

# INTRODUCING NEW 3-YEAR REVENUE ASSUMPTIONS (2021-2023)

## REVENUE GROWTH ACCELERATED BY POTENTIAL ACQUISITIONS



>$3.0B
POTENTIAL CAGR 10%
$2.3B
BASE GROWTH CAGR 5%
2020
2021
2022
2023
Organic Growth
PacStar
New Acq. 1 Yr. Impact
Cumulative Acq.

## ORGANIC ASSUMPTIONS:

| End Markets | 3-5% ORGANIC REVENUE CAGR |
|---|---|
| Naval Defense | LSD (Beyond 2021) |
| Aerospace Defense | LSD |
| Ground Defense | LSD + PacStar (HSD) |
| Commercial Aerospace | MSD (Expect full recovery by 2024) |
| Nuclear | LSD (Excluding new AP1000 order) |
| Process | MSD-HSD (Expect full recovery by 2023) |
| Industrial Vehicles | HSD (Expect full recovery by 2022) |
| Industrial Automation and Services | MSD |

Note: LSD, MSD and HSD represent low-single digit, mid-single digit and high-single digit, respectively; PacStar acquired October 2020

## ACQUISITION ASSUMPTIONS:

- FY20 Adjusted Debt / EBITDA: 2.5x
- Adjusted Debt / EBITDA: Up to 3.0x (maintain investment grade)
- Acquisition capital to be deployed: $1.2B
- Acquisition spending pace: ~$400M/yr
- Avg. Purchase Price: 12x EBITDA

CURTISS-WRIGHT
Investor Day 2021 78

   INTRODUCING NEW 3-YEAR FINANCIAL TARGETS (2021-2023)  79  5-10%Total Revenue CAGR(3-5% Organic)  Operating Income Growth > Revenue Growth  Top QuartileMargin Performance1  ≥ 10%Adj. EPS CAGR  > 110%Free Cash FlowConversion                       1. Any reference to top quartile performance is relative to Curtiss-Wright’s peer group as reported in our 2021 Proxy

 KEY TAKEAWAYS | FINANCIAL OVERVIEW  80  Leverage strong foundation and seize opportunities to further enhance operational and financial excellence     1  Reinvest into the business to drive innovation and deliver accelerated top-line growth with continued top quartile performance; maintaining stringent financial criteria     2  Continue to generate robust Free Cash Flow to fuel top and bottom-line growth    3  Maintain disciplined and strategic capital allocation with M&A as an accelerator to drive profitable growth    4

 Closing Remarks  81  Lynn Bamford President & Chief Executive Officer

 CLOSING REMARKS  82  Pivot to growth, both organic and inorganic; reinvesting back into the business to fuel the innovation engine; disciplined and strategic approach to M&A while maintaining top quartile performance    1  Deepen and expand customer relationships through world-class execution by supplying innovative, mission-critical technologies and driving One Curtiss-Wright to the customer    2  Advance the One Curtiss-Wright Vision through the uniform deployment of the new Operational Growth Platform (OGP)    3  Simplify the business model for improved transparency, communication, and portfolio synergies to further unlock stakeholder value    4

 Q&A  83

 Appendix  84

# NON-GAAP FINANCIAL RESULTS

The Corporation reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This presentation refers to "Adjusted" amounts, which are non-GAAP financial measures described below.

We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting, and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.

The following definitions are provided:

Adjusted Sales, Operating Margin, and Diluted EPS

The adjusted financials on the previous slide are defined as Reported Sales, Operating Margin, and Diluted Earnings per Share (EPS) under GAAP, excluding: (i) the impact of first year purchase accounting costs associated with acquisitions, specifically one-time inventory step-up, backlog amortization, transaction costs, and deferred revenue fair value adjustments; (ii) one-time transition and IT security costs associated with the relocation of the Dresser Rand Government Business (DRG) ; (iii) the non-cash impairment of capitalized development costs related to a commercial aerospace program; (iv) restructuring expenses associated with the Corporation's FY20 restructuring plan; and (v) an impairment of a German valves business classified as held for sale.

Adjusted Free Cash Flow

The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders, and make other strategic investments. Free cash flow is defined as cash flow provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) voluntary contributions to the Company's corporate defined benefit pension plan in 2018 and 2020; (ii) the cash impact from restructuring in 2020; and (iii) a capital investment in the new, state-of-the-art naval facility for DRG.

EBITDA

The Corporation discloses EBITDA because it is useful in evaluating the Company's operating performance. EBITDA is defined as net earnings before interest, income taxes, depreciation, and amortization.

Leverage Ratios

Adjusted Debt defined as total debt less unamortized swap proceeds and debt issuance costs. Adjusted Debt / EBITDA defined as Adjusted Debt divided by LTM EBITDA. Adjusted Net Debt defined as Adjusted Debt less Cash and cash equivalents. Adjusted Net Debt / EBITDA defined as Adjusted Net Debt divided by LTM EBITDA. Adjusted Net Debt / Net Capitalization defined as Adjusted Net Debt divided by Adjusted Net Debt plus Total Stockholders' Equity. Interest Coverage defined as LTM EBITDA divided by LTM Interest Expense.

CURTISS-WRIGHT

Investor Day 2021 85

 NON-GAAP RECONCILIATIONS  86    ADJUSTED SALES    ADJUSTED DILUTED EARNINGS PER SHARE    Adjusted operating margin    Adjusted free cash flow

 NON-GAAP RECONCILIATION – 2020 vs 2021 (ADJUSTED)

 NON-GAAP RECONCILIATIONS – Q1 2021 RESULTS  (In millions, except EPS)   Q1-2021  Q1-2020   Change  Net sales  $ 597.1  $ 601.2  (1%)  Adjustments (1)   (7.1)   (25.6)    Adjusted net sales  $ 590.0  $ 575.7   2%  Reported operating income (GAAP)  $ 85.1  $ 72.4  17%  Adjustments (1)   3.7   4.5    Adjusted operating income (Non-GAAP)  $ 88.8  $ 76.9   15%  Adjusted operating margin (Non-GAAP)   15.0%  13.4%  160 bps  Reported net earnings (GAAP)  $ 59.5  $ 51.8   15%  Adjustments, net of tax (1)   2.8   3.3    Adjusted net earnings (Non-GAAP)  $ 62.3  $ 55.1  13%   Reported diluted EPS (GAAP)  $ 1.45  $ 1.21   20%  Adjustments, net of tax (1)   0.07   0.08    Adjusted diluted EPS (Non-GAAP)  $ 1.51  $ 1.29  18%  Amounts may not add due to rounding.(1) First quarter 2021 Adjusted results exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and our German valves business which was classified as held for sale, both in the fourth quarter of 2020 impacting both periods; one-time inventory step-up, backlog amortization and transaction costs for acquisitions in both periods; and one-time transition and IT security costs associated with the relocation of our DRG business and restructuring costs in the prior year period.

# ACRONYMS AND DEFINITIONS

- A-PNT – Assured-Positioning, Navigation and Timing
- AR – Advanced Reactors
- ARDP – Advanced Reactor Design Program
- ASU – Air Separation Unit
- BUs – Business Units
- COTS – Commercial off-the-shelf
- CRDM – Control Rod Drive Mechanisms
- CSfC – Commercial Solutions for Classified
- DoD – Department of Defense
- DOE – Department of Energy
- EHS – Environmental, Health and Safety
- HMI – Human Machine Interface
- HSE – Health, Safety and Environment
- I&C Systems – Instrumental & Control
- I/O Modules – Input / Output Modules
- IoT – Internet of Things
- IP – Intellectual Property
- ISO – International Organization for Standardization
- ITSS – Information Technology Shared Services
- KPIs – Key Performance Indicators
- LCEs – Low-Cost Economies
- LNG – Liquefied Natural Gas
- LWR – Light Water Reactor
- MOSA – Modular Open Systems Approach
- MRO – Maintenance, Repair and Overhaul
- OEM – Original Equipment Manufacturer
- OGP – Operational Growth Platform
- OTAs – Other Transaction Authorities
- PED – Pressure Equipment Directive
- PMA – Parts Manufacturer Approval
- RDT&E – Research Development Test & Evaluation
- SAS – Steam and Air Solutions
- SMRs – Small Modular Reactors
- 6S – Sort, Set, Shine, Standardize, Sustain, Safety

CURTISS-WRIGHT
Investor Day 2021 89

 Speaker Biographies  90

 Lynn M. Bamford   Lynn M. Bamford assumed the role of President and Chief Executive Officer of Curtiss-Wright Corporation on January 1, 2021 and was named a member of the Board. Previously, she served as President of the Defense and Power Segments since January 2020, where she maintained overall responsibility for the segments' strategic goals, technology development, global operations and financial performance. She was previously Senior Vice President and General Manager of the Defense Solutions division from 2013 through 2019. During her tenure at Curtiss-Wright, she successfully led the Company through nine acquisitions to enhance the global product portfolio.Ms. Bamford joined Curtiss-Wright in 2004 with its acquisition of Dy4, a leading provider of Commercial Off-The-Shelf (COTS) embedded computing solutions, where she held several engineering and leadership positions. Shortly after the acquisition, she assumed the position of Vice President, Product Development and Marketing for Curtiss-Wright’s former Controls segment and ascended to Vice President and General Manager of the Company’s Embedded Computing business, before being named to lead the Defense Solutions division in 2013. She has more than 30 years of operational experience across the defense, aerospace and commercial industries.Ms. Bamford holds a Bachelor of Science Degree in Electrical Engineering from Penn State University and a Master of Science Degree in Electrical Engineering from George Mason University.   91  Lynn M. BamfordPresident & CEO2004

 Kevin Rayment  Kevin M. Rayment was named Vice President and Chief Operating Officer of Curtiss-Wright Corporation in 2021.Prior to assuming his current responsibilities, he was named President of the Commercial / Industrial Segment in January 2020. Mr. Rayment has more than 30 years of experience across the commercial, general industrial, aerospace, nuclear and defense industries. He joined Curtiss-Wright’s UK-based Penny & Giles business in 2004, which Curtiss-Wright had acquired in 2002, and initially held the position of Technical and Sales Director, before becoming Managing Director, Integrating Sensing, within the Company’s former Controls segment. He later ascended to Vice President and General Manager of the Company’s Avionics & Industrial business before he was named to lead the Industrial division in 2013. In this position, he had overall responsibility for the division’s strategic goals, new product development, global operations and financial performance, and enhanced the global product portfolio with the integration of 6 acquisitions. Previously, he held engineering, marketing and sales positions with various aerospace and industrial companies. Mr. Rayment holds a BEng (Hons) Electrical & Electronics Engineering Degree from Portsmouth University and a Master of Business Administration Degree from Bournemouth University.   92  Kevin RaymentChief Operating Officer2004

# K. Christopher Farkas



**K. Christopher Farkas**
Chief Financial Officer
2009

K. Christopher (Chris) Farkas was named Vice President and Chief Financial Officer of Curtiss-Wright Corporation in 2020.

Prior to assuming his current responsibilities, he was named Vice President of Finance of Curtiss-Wright Corporation in December 2017, and previously held the positions of Vice President and Corporate Controller since 2014, and also has served as Assistant Corporate Controller since May 2009.

Prior to joining Curtiss-Wright, he spent more than 17 years in financial, technical and operational roles of increasing responsibility within Fortune 50/250 industrial companies including United Technologies Corporation and Parker Hannifin.

Mr. Farkas possesses an MBA and an EMBA from two internationally ranked business schools. He holds Master of Business Administration Degree from Purdue University, Krannert School of Management and an EMBA from the ESCP Europe (European School of Management). In addition, he has a Bachelor of Science Degree in Accounting from Central Connecticut State University. He is a CPA and is a Member of the American Institute of Certified Public Accountants (AICPA).

CURTISS-WRIGHT
Investor Day 2021 93

Greg Hempfling  Gregory (Greg) J. Hempfling is Senior Vice President and General Manager of the Electro-Mechanical Systems (EMS) Division, which is a global leader in delivering high-performance pumps, turbines, motors, generators, aircraft and underwater sensor handling systems to the U.S. Navy, International Navies, as well as the commercial nuclear power and oil and gas markets. Greg oversees the growth and performance of the business and its nine locations. Mr. Hempfling has over 15 years of system level design and construction, component level design and manufacture experience. He has led a variety of key projects for the U.S. Navy. While at Newport News Shipbuilding, he held positions of increasing importance and responsibility in Submarine Overhaul and Seawolf and Submarine Piping Engineering, served as Branch Manager for the New Attack Submarine Program, and was the Deputy Program Manager for the SSN23 special mod program. Mr. Hempfling has more than 30 years of operational experience across the defense and commercial nuclear power industries.Mr. Hempfling earned his Bachelor of Science Degree in Mechanical Engineering from Rose-Hulman Institute of Technology and his Master of Science Degree in Engineering Management from George Washington University. He is on the Board of Directors for the Nuclear Energy Institute.  94  Greg HempflingSVP / GMNaval & Power2004

 Chris Wiltsey  Chris Wiltsey is Senior Vice President and General Manager of the Defense Solutions division, which is recognized globally as one of the most innovative designers and manufacturers of rugged and secure mission-critical solutions for the defense and aerospace industries, including commercial off-the-shelf (COTS) modules, subsystems, and fully integrated systems that deliver optimal, reliable performance in the harshest environments. Chris has responsibility for fifteen business units located in five countries.Prior to assuming his current responsibilities in 2020, he spent four years as Vice President and General Manager of the Avionics & Electronics group, part of the Defense Solutions division. Previously, he was Vice President and General Manager position of the Integrated Systems group, and prior to that managed the Embedded Systems group within the Company’s former Controls segment. Mr. Wiltsey has more than 30 years of operational experience across the defense, aerospace and commercial industries. Mr. Wiltsey holds a Bachelor of Science Degree in Electrical Engineering from University of California, Berkeley, and completed the Queen’s Executive Business Management program at Queen’s University, Kingston, Ontario, Canada.  95  Chris WiltseySVP / GMDefense Electronics 2004